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                                                                   EXHIBIT 10.93

                       THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated effective as of September 26, 204 (the "AMENDMENT") is among NATIONAL EDUCATION LOAN NETWORK, INC. (formerly known as Nelnet, Inc.), a corporation duly organized and validly existing under the laws of the State of Nevada ("NELN"), NELNET, INC. (formerly known as Nelnet Loan Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Nebraska ("NELNET" and NELN, herein each individually a "Borrower" and collectively "BORROWERS"), and BANK OF AMERICA, N.A., a national banking association ("BANK").

                              PRELIMINARY STATEMENT

         (1) Pursuant to that certain Credit Agreement dated as of January 11, 2002, among Borrowers and Bank, Bank made a revolving credit facility available to Borrowers upon the terms and conditions set forth therein (as amended, restated, modified, and increased from time to time, the "CREDIT AGREEMENT").

         (2) Borrowers have requested that the Credit Agreement be amended, and Bank has agreed to amend the Credit Agreement to the extent and in the manner set forth herein.

         Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINED TERMS. All capitalized terms defined in the Credit Agreement, and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Upon the effectiveness of this Amendment, each reference (a) in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, (b) in the Note and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby, and (c) in the Loan Documents to any term defined by reference to the Credit Agreement shall mean and be a reference to such term as defined in the Credit Agreement, as amended hereby.

         SECTION 1.02 REFERENCES, ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whale and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any Person solely because that Person or its legal representative drafted such provision.

                                                                 THIRD AMENDMENT
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                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.01 AMENDMENTS TO SECTION 1.1.

                  (a) The definition of "COLLATERAL" is amended in its entirety to read as follows:

                           "COLLATERAL" means the property in which Liens have been granted pursuant to the Security Agreements, whether such Liens are now existing or hereafter arise.

                  (b) The definition of "COMMERCIAL PAPER DEBT" is deleted in its entirety.

                  (c) The following definition of "M&I CREDIT AGREEMENT" is added thereto:

                           "M&I CREDIT AGREEMENT" means that certain Credit Agreement dated as of September 25, 2003, among Borrowers, the lenders named therein, and M&I Marshall & Ilsley Bank, as Agent.

                  (d) The following definition of "M&I DEBT" is added thereto:

                           "M&I DEBT" means Debt of Borrowers pursuant to the M&I Credit Agreement and Commercial Paper (as defined in the M&I Credit Agreement) Debt backed up by the M&I Credit Agreement, which Debt shall at no time exceed: (a) with respect to the Revolving Commitment (as defined in the M&I Credit Agreement), an outstanding principal amount of $35,000,000; and (b) with respect to the Commercial Paper, an outstanding principal amount of $35,000,000.

                  (e) The definition of "SECURITY AGREEMENT" is deleted in its entirety and replaced with the following:

                           "SECURITY AGREEMENTS" means those certain Security Agreements in substantially the form of EXHIBIT "G" hereto between Borrowers and Bank, as agent for the Secured Parties, as the same may be amended or otherwise modified from time to time.

         SECTION 2.02 AMENDMENT TO SECTION 8.1(L). SECTION 8.1(L) of the Credit Agreement is hereby deleted and replaced with the following new SECTION 8.1(L):

                           (1)      M&I Debt.

         SECTION 2.03 AMENDMENTS TO SECTION 8.2.

                  (a) SECTION 8.2(K) of the Credit agreement is amended by deleting the word "and" at the end thereof.

                  (b) SECTION 8.2(L) of the Credit Agreement is amended by deleting "." from the end thereof and substituting "; and" in lieu thereof.

                                        2                        THIRD AMENDMENT
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                  (c) SECTION 8.2 of the Credit Agreement is amended by adding the following new SECTION 8.2(M) thereto:

                           (m) Liens in the Collateral in favor of M&I Marshall
                  & Ilsley Bank, as Agent, securing the M&I Debt, so long as such Liens are pari passu or subordinate to the Liens in the Collateral in favor of Bank.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.01 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of or receipt by Bank of the following, each in form and substance satisfactory to Bank and in such number of counterparts as may be reasonably requested by Bank:

                  (a) This Amendment duly executed by Borrowers, Bank, and each Guarantor (as defined in the Guaranty).

                  (b) A certificate of incumbency for each Borrower certified by its Secretary or an Assistant Secretary certifying (i) the name of each of its officers who is authorized to sign this Amendment, (ii) a true and correct copy of the Resolutions of the Board of Directors of each Borrower which authorize its execution and delivery of this Amendment, and the performance of the Loan Documents as amended hereby, including, with respect to National Education Loan Network, Inc., Resolutions of its Board of Directors authorizing the execution of the Security Agreement described in SECTION 3.01(C) below, (iii) the certificate of incorporation and bylaws of each Borrower (including name change amendments thereto), and (iv) certificates of existence and good standing for each Borrower from its respective state of incorporation.

                  (c) A duly executed Security Agreement between National Education Loan Network, Inc. and Bank.

                  (d) Evidence that the following have been duly executed contemporaneously herewith: (i) the Credit Agreement (the "M&I CREDIT AGREEMENT") dated as of September 25, 2003, among Borrowers, the lenders named therein, and M&I Marshall & Ilsley Bank, as Agent; and
         (ii) the Intercreditor Agreement dated as of September 25, 2003, among M&I Marshall & Ilsley Bank, SunTrust Bank, First National Bank of Omaha, Fifth Third Bank, Bank and Farmers & Merchants Bank.

                  (e) The Second Amendment to Credit Agreement and First Amendment to Application and Agreement For Standby Letter of Credit duly executed by Borrowers, Bank, and each Guarantor (as defined in the Guaranty).

                  (f) Bank shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Bank or its counsel may reasonably request, and all such documents shall be in form and content satisfactory to Bank.

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                                                                 THIRD AMENDMENT
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                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank as follows;

         SECTION 4.01 CREDIT AGREEMENT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, and with this Amendment constituting one of the Loan Documents, the representations and warranties set forth in ARTICLE VI of the Credit Agreement are true and correct on the date hereof as though made on and as of such date.

         SECTION 4.02 NO DEFAULT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.

                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.01 AFFIRMATION OF LOAN DOCUMENTS. Borrowers hereby acknowledge and agree that all of their obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, including but not limited to the obligations of NELN under the Security Agreement, shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified, and confirmed by Borrowers.

         SECTION 5.02 COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, execution, delivery, filing, administration, and recording of this Amendment and any other agreements delivered in connection with or pursuant to this Amendment, including, without limitation, the fees and out-of-pocket expenses of Haynes and Boone, LLP, counsel to Bank.

         SECTION 5.03 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrowers and Bank and their respective successors and assigns.

         SECTION 5.04 CAPTIONS. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

         SECTION 5.05 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

         SECTION 5.06 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

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         Section 5.07 FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT
(INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

   [Remainder of Page Intentionally Left Blank; Signatures Begin on Next Page]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWERS

                              NATIONAL EDUCATION LOAN NETWORK, INC.
                              NELNET, INC.



                              By:  /s/  Terry J. Heimes
                                  ----------------------------------------------
                                  Name: Terry J. Heimes, Chief Financial Officer



                       SIGNATURE PAGE TO THIRD AMENDMENT
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                              BANK OF AMERICA, N. A.,
                              as Bank


                              By:  /s/  Shelly K. Harper
                                  ----------------------------------------------
                                        Shelly K. Harper, Principal




                       SIGNATURE PAGE TO THIRD AMENDMENT